Supplement to the
Fidelity® Series Global ex U.S. Index Fund
December 30, 2015
STATEMENT OF ADDITIONAL INFORMATION

Effective August 1, 2016, the following information replaces similar information found in the “Management Contracts” section under the heading “Management Fees.”

On August 1, 2016, FMR reduced the management fee rate paid by the fund from 0.20% to 0.06%. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.06% of the fund’s average net assets throughout the month.

Effective August 1, 2016, the following information replaces similar information found in the “Management Contracts” section under the heading “Sub-Adviser - Geode.”

On August 1, 2016, FMR reduced the sub-advisory fee rate paid to Geode from 0.07% to 0.06%. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, FMR, and not the fund, pays Geode fees at an annual rate of 0.06% of the average net assets of the fund.

The following information supplements information found in the "Management Contracts" section under the heading "Sub-Adviser - Geode".

Fidelity® Series Global ex U.S. Index Fund is managed by Geode, a sub-adviser to the fund. Thomas Brussard, Jr. is an assistant portfolio manager of the fund and receives compensation for his services. As of August 31, 2016, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Geode.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager’s bonus is linked to Fidelity® Series Global ex U.S. Index Fund’s relative pre-tax investment performance measured against the MSCI ACWI (All Country World Index) ex USA Index (net MA tax). A subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

The portfolio manager’s compensation plan can give rise to potential conflicts of interest. The manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing the fund’s investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Brussard as of August 31, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	29	16	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$206,213	$19,166	$1,046
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Global ex U.S. Index Fund ($3,592 (in millions) assets managed).

As of August 31, 2016, the dollar range of shares of Fidelity® Series Global ex U.S. Index Fund beneficially owned by Mr. Brussard was none.

SGXB-16-02 1.903402.112	October 7, 2016